                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Emerging Markets Fund

Formerly Scudder Emerging Markets Growth Fund

Annual Report to Shareholders

October 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Investment Management Agreement Approval

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in securities of emerging markets presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. This fund also may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2005

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/05
Scudder Emerging Markets Fund	1-Year	3-Year	5-Year	Life of Fund*
Class A	30.48%	32.91%	12.91%	5.70%
Class B	29.34%	31.86%	11.98%	4.85%
Class C	29.35%	31.84%	12.03%	4.88%
MSCI Emerging Markets Index+	34.34%	33.62%	14.64%	4.82%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Emerging Markets Fund — Class A [] MSCI Emerging Markets Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/05
Scudder Emerging Markets Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$12,298	$22,127	$17,295	$15,950
	Average annual total return	22.98%	30.31%	11.58%	5.04%
Class B	Growth of $10,000	$12,641	$22,725	$17,510	$15,666
	Average annual total return	26.41%	31.47%	11.86%	4.85%
Class C	Growth of $10,000	$12,935	$22,919	$17,648	$15,718
	Average annual total return	29.35%	31.84%	12.03%	4.88%
MSCI Emerging Markets Index+	Growth of $10,000	$13,434	$23,859	$19,804	$15,571
	Average annual total return	34.34%	33.62%	14.64%	4.82%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

+ MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 10/31/05	$ 20.26	$ 19.66	$ 19.70
10/31/04	$ 15.61	$ 15.20	$ 15.23
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .08	$ —	$ —
Class A Lipper Rankings — Emerging Markets Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	116	of	185	63
3-Year	72	of	166	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

For the period from November 1, 2004 to January 31, 2005, shareholders redeeming shares held less than one year had a lower total return due to the effect of the 2% redemption fee. To discourage short-term trading, effective February 1, 2005, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Emerging Markets Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/05
Scudder Emerging Markets Fund	1-Year	3-Year	5-Year	Life of Fund*
Class S	30.67%	33.19%	13.19%	5.98%
Class AARP	30.71%	33.18%	13.22%	5.99%
MSCI Emerging Markets Index+	34.34%	33.62%	14.64%	4.82%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/05	$ 20.40	$ 20.38
10/31/04	$ 15.73	$ 15.71
Distribution Information: Twelve Months: Income Dividends as of 10/31/05	$ .13	$ .13
Class S Lipper Rankings — Emerging Markets Funds Category as of 10/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	110	of	185	60
3-Year	63	of	166	38
5-Year	80	of	123	65

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Emerging Markets Fund — Class S [] MSCI Emerging Markets Index+

Yearly periods ended October 31
Comparative Results as of 10/31/05
Scudder Emerging Markets Fund		1-Year	3-Year	5-Year	Life of Fund*
Class S	Growth of $10,000	$13,067	$23,628	$18,583	$17,352
	Average annual total return	30.67%	33.19%	13.19%	5.98%
Class AARP	Growth of $10,000	$13,071	$23,624	$18,601	$17,369
	Average annual total return	30.71%	33.18%	13.22%	5.99%
MSCI Emerging Markets Index+	Growth of $10,000	$13,434	$23,859	$19,804	$15,571
	Average annual total return	34.34%	33.62%	14.64%	4.82%

The growth of $10,000 is cumulative.

* The Fund commenced operations on May 8, 1996. Index returns begin May 31, 1996.

+ MSCI Emerging Markets Index is an unmanaged capitalization-weighted index of companies in a universe of 26 emerging markets. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2005
Actual Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,170.30	$ 1,165.30	$ 1,165.60	$ 1,171.60	$ 1,171.20
Expenses Paid per $1,000*	$ 10.89	$ 15.06	$ 15.07	$ 9.63	$ 9.63
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class AARP	Class S
Beginning Account Value 5/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/05	$ 1,015.17	$ 1,011.29	$ 1,011.29	$ 1,016.33	$ 1,016.33
Expenses Paid per $1,000*	$ 10.11	$ 13.99	$ 13.99	$ 8.94	$ 8.94

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class AARP	Class S
Scudder Emerging Markets Fund	1.99%	2.76%	2.76%	1.76%	1.76%

For more information, please refer to the Fund's prospectuses.

Portfolio Management Review

Scudder Emerging Markets Fund:
A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Emerging Markets Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Oliver S. Kratz

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2002.

Head of global portfolio selection team for Alpha Emerging Markets Equity: New York.

Over 10 years of investment industry experience.

BA, Tufts University and Karlova University; MALD and Ph.D, The Fletcher School, administered jointly by Harvard University and Tufts University.

Tara C. Kenney

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1996.

Over 20 years of investment industry experience.

MBA, New York University.

Terrence S. Gray, CFA

Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1993 and the fund in 2003.

Over 11 years of investment industry experience specializing in Pacific Basin and Emerging Markets.

Head of global portfolio selection team for Pacific Basin Equity: New York.

In the following interview, Co-Portfolio Manager Oliver Kratz discusses Scudder Emerging Markets Fund's strategy and the market environment during the 12-month period ended October 31, 2005.

Q:  How did emerging markets stocks perform during the past year?

A:  An extremely favorable investment environment enabled the asset class to post a stellar gain in the year ended October 31. First, the level of liquidity in the global markets has been very high, as interest rates have stayed low and there has been a large amount of capital flowing through the global financial markets seeking potential high-return opportunities. With risk aversion levels relatively low, some of this cash has found its way into emerging markets equities, driving up prices. The rally is more than just a liquidity story, however, as the fundamentals of the asset class have continued to improve. Strength in the global economy, along with the run-up in commodity prices, has buoyed the developing economies by boosting the value of their exports and improving their trade balances. Rising revenue, in turn, has allowed emerging markets nations to pay down debt and improve their fiscal accounts. Additionally, both governments and corporations have adopted shareholder-friendly policies. Taken together, these factors made the emerging markets a compelling option relative to the slower-growth developed markets. This was reflected not just in the rally in stock prices, but also in the rising value of emerging currencies relative to the dollar. As a result, dollar-based investors gained an additional boost to returns.1

1 Since the foreign stocks owned by mutual funds usually are denominated in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment, while depreciation will reduce the value of the investment.

The emerging markets closed the fund's fiscal year with a return of 34.34%, as measured by the MSCI Emerging Markets Index (the fund's benchmark). Continuing the trend that has been in place for over three years, the index outperformed the broader MSCI World Index (an unmanaged, capitalization-weighted measure of global stock markets, including the US, Canada, Europe, Australia and the Far East), which returned 13.27%. Emerging markets performance compares favorably with the developed markets over longer-term time frames, as well:

Average Annualized Returns as of 10/31/05
	3 Years	5 Years	10 Years	15 Years
MSCI Emerging Markets Index	33.62%	14.64%	5.80%	10.76%
MSCI World Index	16.64%	0.13%	7.12%	8.21%

Q:  How did the fund perform relative to its benchmark and peer group?

A:  The total return of the fund's Class A shares for the 12-month period ended October 31, 2005 was 30.48% (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for the performance of other share classes and for more complete performance information.)

Despite its strong absolute return, the fund trailed the 34.34% return of the benchmark and the 32.14% average return of the 185 funds in its Lipper peer group, Emerging Markets Funds.2,3 However, the fund's three-year average annualized return of 32.91% is slightly above the 32.46% average of the peer group.

Q:  What factors helped performance results during the period?

A:  The fund's positions in South Korea and Brazil were the largest contributors to absolute performance. In South Korea, technology and financials delivered the strongest gains. Samsung Electronics Co. Ltd. rallied substantially, as the outlook for the second half of the year improved on growing demand for the company's flat-panel displays and memory chips. In the financial sector, Samsung Securities Co., Ltd., Kookmin Bank and Daishin Securities rallied on the strength of rising profits.4 Financial stocks in general benefited as lending institutions succeeded in lowering provisions for bad loans and improving their net interest margins. (As of October 31, 2005, the positions in Samsung Electronics and Daishin Securities were sold.)

2 Index returns assume reinvestment of all dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index. The MSCI indices are calculated using closing local market prices and convert to US dollars using the London close foreign exchange rates.

3 The MSCI Emerging Markets Index is an unmanaged index of more than 850 stocks traded in roughly 28 developing markets around the world. Free indices reflect investable opportunities for global investors by taking into account local restrictions on share ownership by foreigners. Index returns assume reinvestment of all distributions and, unlike the fund, do not reflect fees or expenses. Lipper's Emerging Markets Funds classification is defined as those funds that seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. It is not possible to invest directly into an index or a Lipper category.

4 Daishin Securities was not held in the portfolio as of October 31, 2005.

Among stocks in Brazil, the oil refiner Petroleo Brasileiro SA (Petrobras) rode the spike in energy prices to an outsized gain. The company also initiated a price increase for its gasoline and diesel products, adding to returns. Also enjoying a spike was the metal producer Companhia Vale do Rio Doce, whose second quarter earnings more than doubled as the price of iron ore continued to climb. Brazil's largest privately owned bank, Banco Bradesco SA, rose as the country's central bank progressed with further interest rate hikes and US-based Citigroup confirmed that it is considering expanding into the Brazilian market by means of acquisition.

Q:  What decisions contributed to underperformance?

A:  Weighing on absolute performance were some of the portfolio's weaker stocks in Taiwan. Much of the country's underperformance relative to other emerging market countries was explained by the absence of local buying interest. Notable names here were Bank of Kaohsiung, which fell as concerns over potential merger and acquisition activity continued to hang over the company. The effect of higher costs weighed on Yang Ming Marine Transport, which reported an increase in net income but a sizeable drop in operating profit.

Underperformance also came from exposure to Venezuela, where Crystallex International Corp. (a Canadian company with operations in Venezuela) dropped significantly after President Hugo Chavez suggested that the company's Las Cristinas development area would be nationalized. The stock gained back some of its loss soon after, when the company's chief executive asserted that Crystallex did in fact own the property. Compania Anonima Nacional Telefonos de Venezuela fell as its profit dropped significantly, the result of operating losses and higher tax bills. The stock has been eliminated from the portfolio.

Q:  In what areas have you been finding opportunities?

A:  Given the ongoing tightening of global liquidity, we recently dispatched two of our research teams to Turkey and Taiwan — two markets that have been major recipients of foreign investor flows during the last year, although with vastly different outcomes. Select stocks in Taiwan have been notable year-to-date underperformers despite foreign purchases of over $10 billion worth of equities, while the Turkish market has outperformed on the back of its dogged determination to pursue European Union membership. Stocks from both markets, however, continue to feature heavily in a number of the proprietary screens we use to look for potential investment ideas — hence the decision to dispatch our analysts to verify or discredit a number of specific investment theses.

Our pre-trip Turkish analysis had highlighted a number of consumer-related names, all beneficiaries of the country's historic progress toward single-digit real interest rates (nominal interest rates minus the rate of inflation). Following a week-long visit, we were able to validate a number of these ideas. This led us to increase the fund's exposure to two existing names in the portfolio, Turkiye Is Bankasi (Isbank) and Hurriyet Gazetecilik ve Matbaacilik AS, and to initiate one new position, Dogus Otomotiv Servis ve Ticaret AS. We believe that Isbank, Turkey's largest private sector bank, with a dominant market share in cheap demand deposits, is ideally positioned to benefit from the anticipated boom in mortgage financing given its considerable funding advantage over its peers. Hurriyet, the country's leading newspapers publisher, commands 15% of the fast-growing Turkish advertising market. Dogus Otomotiv Servis ve Ticaret AS, meanwhile, is the exclusive Turkish distributor of all Volkswagen Group vehicles and, with an expanding new product range, is, in our view, ideally placed to capture further market share gains in Turkey's underpenetrated automobile sector.

Several of our screens also highlighted certain Taiwanese stocks as some of the most attractive in our investment universe, so we conducted a week-long trip to review our existing holdings and candidates. The market has been plagued by continual retail outflows, political paralysis in the parliament and declining consumer sentiment. This overwhelming negative sentiment has driven the market's valuation to its cheapest level in 15 years, with earnings growth of 10% in 2006 and a dividend yield of 4%. Our bottom-up analysis confirmed that valuations for several stocks have reached trough levels and that the strength of these stocks' underlying fundamentals support higher valuations over the next year. Following our trip, we added to positions in several Taiwanese companies, particularly in the technology sector, where we believe concerns over global growth and inventory levels are overblown. We initiated a position in Powerchip Semiconductor Corp., a semiconductor (computer chip) manufacturer that is trading at book value. Given the strong demand for memory in several product areas and stabilizing computer chip prices, we believe this stock has substantial upside. We also added to the semiconductor foundry stocks Taiwan Semiconductor Manufacturing Co. Ltd. and United Microelectronics Corp. Capacity utilization remains high and order flow is strong into next year, but both of these stocks nevertheless have reached trough valuation levels. Finally, our trip helped confirm our view that concerns over a consumer debt crisis similar to that which has affected Korea in recent years are misplaced. Consumer debt levels are a fraction of those at the peak in Korea, as Taiwanese consumers currently have about 10% of disposable income on credit cards, versus 34% at Korea's peak. Given our high conviction on this issue, we bought SinoPac Financial Holdings Co., Ltd., one of the leading financial holding companies, trading price-to-book ratio of 0.9x.5 We forecast double-digit earnings growth into next year and expect the company to realize sizeable cost synergies from the upcoming merger with another local bank.

5 Book value is how much the company would have left over in assets if it went out of business immediately. The price-to-book ratio is the stock's total market capitalization divided by its book value. Since companies are expected to grow over time, stocks typically have a price-to-book ratio of over 1.0x.

Q:  What is your overall view of the asset class as we head into 2006?

A:  Despite three years of outstanding performance, our long-term outlook for emerging markets remains optimistic. There has been a substantial improvement in both corporate management practices and governments' fiscal situations, providing a more solid fundamental underpinning than has been the case at any point in the past. Valuations are not unreasonable in our view, and opportunities to find fast-growing, reasonably valued companies remain abundant. In this environment, we will continue to use our research-driven, bottom-up approach to find what we believe are the best investment ideas in the emerging markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2005

Geographical Diversification (Excludes Securities Lending Collateral and Cash Equivalents)	10/31/05	10/31/04

Pacific Basin	45%	50%
Latin America	19%	20%
Europe	14%	16%
Africa	10%	4%
Other	12%	10%
	100%	100%
Sector Diversification (As a % of Common Stocks)	10/31/05	10/31/04

Information Technology	18%	20%
Telecommunication Services	16%	9%
Financials	16%	16%
Energy	13%	11%
Consumer Discretionary	12%	11%
Materials	12%	19%
Industrials	7%	5%
Health Care	3%	3%
Consumer Staples	2%	5%
Other	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2005 (23.6% of Net Assets)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	4.5%
2. Petroleo Brasileiro SA Provider and distributor of petroleum	Brazil	2.9%
3. iShares MSCI Taiwan Index Fund Index fund	Taiwan	2.3%
4. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	2.2%
5. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	2.1%
6. America Movil SA de CV "L" Provider of wireless communications services	Mexico	2.0%
7. iShares MSCI Malaysia Index Fund Index fund	Malaysia	2.0%
8. China Mobile (Hong Kong) Ltd. Provider of cellular telecommunication services	Hong Kong	1.9%
9. LUKOIL Extractor, transporter, refiner and provider of oil and gas	Russia	1.9%
10. OAO Gazprom Extracts, transports and sells natural gas	Russia	1.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2005

	Shares	Value ($)

Common Stocks 93.4%
Brazil 11.9%
All America Latina Logistica (Preferred)	36,500	1,410,044
All America Latina Logistica (REG S) (Unit) (GDR)*	5,100	197,020
Banco Bradesco SA (ADR) (Preferred) (a)	44,800	2,324,672
Banco Nossa Caixa SA*	56,800	940,865
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	140,800	5,195,520
Diagnosticos da America SA*	78,900	1,278,910
EDP-Energias do Brasil SA*	139,200	1,384,706
Gol-Linhas Aereas Inteligentes SA (ADR) (Preferred) (a)	28,000	970,200
Petroleo Brasileiro SA (ADR)	105,400	6,735,060
Porto Seguro SA	306,600	3,049,933
Tele Norte Leste Participacoes SA (ADR) (Preferred) (a)	170,600	3,019,620
Votorantim Celulose e Papel SA (ADR) (a)	91,050	1,089,868
(Cost $21,760,966)		27,596,418
Canada 0.2%
Crystallex International Corp.* (a) (Cost $1,264,232)	392,500	522,025
China 5.7%
Aluminum Corp. of China Ltd. "H"	1,150,000	690,729
Beijing Capital International Airport Co., Ltd. "H"	1,194,000	477,993
China Construction Bank "H"*	5,157,000	1,563,312
China Petroleum & Chemical Corp. "H"	5,544,000	2,227,034
China Resources Power Holdings Co., Ltd. "H"	2,028,000	1,219,773
China Southern Airlines Co., Ltd. "H"*	1,789,100	470,590
China Techfaith Wireless Communication Technology Ltd. (ADR)*	41,800	409,222
Hainan Meilan International Airport Co., Ltd. "H"	416,000	200,373
PetroChina Co., Ltd. "H"	2,704,000	2,069,157
PetroChina Co., Ltd. (ADR) (a)	13,100	1,005,163
Shanghai Electric Group Co., Ltd. "H"*	5,672,000	1,795,103
SINA Corp.*	43,900	1,112,865
(Cost $12,552,013)		13,241,314
Hong Kong 3.7%
China Mobile (Hong Kong) Ltd. (ADR) (a)	195,000	4,377,750
FU JI Food & Catering Services	844,600	961,668
Global Bio-chem Technology Group Co., Ltd.	2,279,500	906,681
Norstar Founders Group Ltd.	4,660,800	1,311,278
Shangri-La Asia Ltd.	402,000	564,105
Skyworth Digital Holdings Ltd.	4,559,700	566,426
(Cost $8,560,477)		8,687,908
Hungary 1.3%
MOL Magyar Olaj-es Gazipari Rt.	19,500	1,818,681
OTP Bank Rt	33,200	1,199,193
(Cost $2,428,189)		3,017,874
India 4.0%
Bharti Tele-Ventures Ltd.*	219,000	1,577,982
Dr. Reddy's Laboratories Ltd.	46,100	834,407
Dr. Reddy's Laboratories Ltd. (ADR)	28,200	529,596
Hotel Leelaventure Ltd.	137,900	732,976
Infosys Technologies Ltd.	36,900	2,072,746
Ranbaxy Laboratories Ltd.	132,200	1,032,492
Reliance Industries Ltd.	89,900	1,527,348
Sintex Industries Ltd.	406,035	1,085,738
(Cost $8,627,363)		9,393,285
Indonesia 2.9%
PT Indosat Tbk	873,400	420,595
PT Indosat Tbk (ADR) (a)	57,700	1,390,570
PT Medco Energi Internasional Tbk	4,910,500	1,705,707
PT Telekomunikasi Indonesia "B"	3,234,000	1,619,773
PT Telekomunikasi Indonesia (ADR)	76,200	1,551,432
(Cost $6,580,607)		6,688,077
Israel 2.2%
Check Point Software Technologies Ltd.*	40,800	912,288
NICE Systems Ltd. (ADR)*	28,100	1,227,127
Teva Pharmaceutical Industries Ltd. (ADR) (a)	75,000	2,859,000
(Cost $4,288,595)		4,998,415
Korea 15.4%
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	49,800	998,051
Dongbu Insurance Co., Ltd.	19,000	239,213
Hana Bank	35,700	1,296,792
Hynix Semiconductor, Inc. (REG S) (GDR) 144A*	83,000	1,518,900
Hyundai Mipo Dockyard Co., Ltd.	17,200	1,067,432
Hyundai Mobis	22,400	1,788,233
Hyundai Motor Co.	25,270	1,864,067
INTOPS Co., Ltd.	54,900	1,243,908
Kookmin Bank (ADR) (a)	29,700	1,735,074
Kumho Tire Co., Inc.	19,400	289,424
LG Card Co., Ltd.*	33,200	1,207,804
LG Electronics, Inc.	48,690	3,183,623
NEPES Corp.*	452	7,027
POSCO	1,070	218,112
POSCO (ADR)	38,600	1,979,794
Samsung Electronics Co., Ltd.	19,630	10,466,036
Samsung SDI Co., Ltd.	17,730	1,755,369
Shinhan Financial Group Co., Ltd.	60,600	2,031,805
SK Corp.	46,300	2,380,156
SODIFF Advanced Materials Co., Ltd.	30,700	490,066
(Cost $31,203,029)		35,760,886
Malaysia 2.6%
IJM Corp. Bhd.	833,000	1,059,536
Resorts World Bhd.	793,200	2,205,879
SP Setia Bhd.	1,719,300	1,677,181
YTL Corp. Bhd.	727,500	1,049,816
(Cost $6,186,198)		5,992,412
Mexico 5.5%
America Movil SA de CV "L" (ADR)	179,100	4,701,375
Cemex SA de CV (ADR) (a)	51,600	2,686,812
Fomento Economico Mexicano SA de CV (ADR)	34,900	2,372,851
Grupo Televisa SA (ADR)	34,000	2,485,400
Qualitas Compania de Seguros	1,921,300	552,226
(Cost $9,771,341)		12,798,664
Peru 1.0%
Compania de Minas Buenaventura SA "A" (ADR) (Cost $2,116,057)	92,800	2,391,456
Philippines 1.9%
Philippine Long Distance Telephone Co. (ADR) (a)	115,900	3,494,385
SM Investments Corp.	232,450	960,154
(Cost $4,216,504)		4,454,539
Poland 0.8%
Telekomunikacja Polska SA (Cost $1,620,420)	262,800	1,887,258
Russia 6.8%
AO VimpelCom (ADR)*	59,700	2,388,000
Evraz Group SA (REG S) (GDR)*	54,463	925,882
LUKOIL (ADR)	79,300	4,361,500
Mobile TeleSystems (ADR)	68,600	2,537,514
OAO Gazprom (REG S) (GDR) (b)	9,700	573,270
OAO Gazprom (REG S) (GDR) (b)	60,400	3,570,436
Surgutneftegaz (ADR) (a)	31,900	1,499,300
(Cost $12,050,549)		15,855,902
South Africa 9.0%
Barloworld Ltd.	138,000	2,161,031
Gold Fields Ltd.	90,100	1,200,302
Impala Platinum Holdings Ltd.	11,500	1,255,289
Lewis Group Ltd.	612,000	3,663,691
MTN Group Ltd.	437,400	3,257,787
Naspers Ltd. "N"	163,600	2,360,173
Sasol Ltd.	42,500	1,356,480
Standard Bank Group Ltd.	157,400	1,622,583
Steinhoff International Holdings Ltd.	936,500	2,452,327
Truworths International Ltd.	580,800	1,644,515
(Cost $19,381,275)		20,974,178
Taiwan 12.3%
Asustek Computer, Inc.	924,000	2,432,133
AU Optronics Corp. (ADR)	93,027	1,186,094
Bank of Kaohsiung	3,791,000	2,040,341
Cathay Financial Holding Co., Ltd.	1,165,000	2,051,393
Formosa Chemicals & Fibre Corp.	1,548,800	2,482,765
Hon Hai Precision Industry Co., Ltd.	359,914	1,561,639
Optimax Technology Corp.	925,000	1,188,070
Powerchip Semiconductor Corp.	2,624,000	1,260,630
Quanta Computer, Inc.	425,904	590,675
Siliconware Precision Industries Co.	1,177,021	1,069,974
SinoPac Financial Holdings Co., Ltd.	5,587,000	2,202,857
Taiwan Semiconductor Manufacturing Co., Ltd.	1,134,293	1,774,140
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	379,758	3,068,445
United Microelectronics Corp.	123,527	66,604
United Microelectronics Corp. (ADR) (a)	385,362	1,125,258
XAC Automation Corp.	882,000	689,021
Yang Ming Marine Transport Corp.	2,229,000	1,273,389
Yuanta Core Pacific Securities Co.	4,863,093	2,612,016
(Cost $33,022,912)		28,675,444
Thailand 2.4%
Airports of Thailand PCL (Foreign Registered)	644,700	798,366
Bangkok Bank PCL (Foreign Registered)	639,300	1,617,447
Krung Thai Bank PCL (Foreign Registered)	4,807,600	1,178,911
Thai Olefins PCL (Foreign Registered)	661,500	1,030,045
Thai Union Frozen Products PCL (Foreign Registered)	1,341,300	1,015,465
(Cost $5,504,441)		5,640,234
Turkey 3.8%
Dogus Otomotiv Servis ve Ticaret AS	417,590	1,527,050
Hurriyet Gazetecilik ve Matbaacilik AS	672,609	1,892,658
Turkcell Iletisim Hizmetleri AS (ADR)	192,064	2,531,403
Turkiye Is Bankasi (Isbank) "C"	413,400	2,865,843
(Cost $7,665,826)		8,816,954
Total Common Stocks (Cost $198,800,994)		217,393,243

Preferred Stocks 1.3%
Brazil
Companhia Siderurgica de Tubarao	18,137,900	1,111,569
Perdigao SA	65,470	1,773,545
Total Preferred Stocks (Cost $2,213,298)		2,885,114
	Principal Amount ($)	Value ($)

Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	62,800	1,358
	Shares	Value ($)

Exchange Traded Funds 4.3%
Malaysia 2.0%
iShares MSCI Malaysia Index Fund (a) (Cost $4,751,265)	645,500	4,628,235
Taiwan 2.3%
iShares MSCI Taiwan Index Fund (a) (Cost $5,645,967)	478,200	5,288,892
Total Exchange Traded Funds (Cost $10,397,232)		9,917,127

Securities Lending Collateral 10.8%
Scudder Daily Fund Assets Institutional 3.83% (c) (d) (Cost $25,166,615)	25,166,615	25,166,615

Cash Equivalents 0.8%
Scudder Cash Management QP Trust, 3.83% (e) (Cost $1,797,859)	1,797,859	1,797,859
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $238,375,998)+	110.4	257,161,316
Other Assets and Liabilities, Net	(10.4)	(24,294,179)
Net Assets	100.0	232,867,137

* Non-income producing security.

+ The cost for federal income tax purposes was $238,774,716. At October 31, 2005, net unrealized appreciation for all securities based on tax cost was $18,386,600. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $29,067,057 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,680,457.

(a) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at October 31, 2005 amounted to $24,491,862, which is 10.5% of net assets.

(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(c) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending.

(e) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rates shown are the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt.

GDR: Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2005
Assets
Investments: Investments in securities, at value (cost $211,411,524) — including $24,491,862 of securities loaned	$ 230,196,842
Investment in Scudder Daily Assets Fund Institutional (cost $25,166,615)*	25,166,615
Investment in Scudder Cash Management QP Trust (cost $1,797,859)	1,797,859
Total investments in securities, at value (cost $238,375,998)	257,161,316
Foreign currency, at value (cost $1,866,326)	1,862,069
Receivable for investments sold	1,151,604
Dividends receivable	262,700
Interest receivable	21,230
Receivable for Fund shares sold	266,578
Foreign taxes recoverable	27,334
Other assets	20,022
Total assets	260,772,853
Liabilities
Payable for investments purchased	2,099,298
Payable upon return of securities loaned	25,166,615
Payable for Fund shares redeemed	131,915
Accrued management fee	195,928
Deferred foreign taxes payable	79,482
Other accrued expenses and payables	232,478
Total liabilities	27,905,716
Net assets, at value	$ 232,867,137
Net Assets
Net assets consist of: Accumulated distributions in excess of investment income	(165,336)
Net unrealized appreciation (depreciation) on: Investments (net of deferred foreign taxes of $79,482)	18,705,836
Foreign currency related transactions	(20,919)
Accumulated net realized gain (loss)	18,683,142
Paid-in capital	195,664,414
Net assets, at value	$ 232,867,137

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2005 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($83,779,289 ÷ 4,135,788 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 20.26
Maximum offering price per share (100 ÷ 94.25 of $20.26)	$ 21.50

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($3,959,725 ÷ 201,361 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 19.66

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,612,748 ÷ 386,430 of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 19.70
Class AARP Net Asset Value, offering and redemption price(a) per share ($9,767,889 ÷ 478,813 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 20.40
Class S Net Asset Value, offering and redemption price(a) per share ($127,747,486 ÷ 6,267,155 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 20.38

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2005
Investment Income
Income: Dividends (net of foreign taxes withheld of $658,775)	$ 4,998,657
Interest — Scudder Cash Management QP Trust	105,224
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	60,583
Interest	6,735
Total income	5,171,199
Expenses: Management fee	2,517,714
Distribution service fees	250,194
Services to shareholders	424,114
Custodian and accounting fees	573,945
Auditing	91,982
Legal	19,808
Directors' fees and expenses	9,092
Reports to shareholders	38,643
Registration fees	56,614
Interest expense	2,223
Other	34,770
Total expenses before expense reductions	4,019,099
Expense reductions	(219,345)
Total expenses after expense reductions	3,799,754
Net investment income (loss)	1,371,445
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $418,879)	36,436,005
Foreign currency related transactions	(447,679)
35,988,326
Net unrealized appreciation (depreciation) during the period on: Investments (net of deferred foreign taxes of $17,731)	12,541,794
Foreign currency related transactions	(29,782)
12,512,012
Net gain (loss) on investment transactions	48,500,338
Net increase (decrease) in net assets resulting from operations	$ 49,871,783

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2005	2004
Operations: Net investment income (loss)	$ 1,371,445	$ 826,854
Net realized gain (loss) on investment transactions	35,988,326	22,311,993
Net unrealized appreciation (depreciation) during the period on investment transactions	12,512,012	(6,154,785)
Net increase (decrease) in net assets resulting from operations	49,871,783	16,984,062
Distributions to shareholders: Class A	(275,942)	(30,674)
Class AARP	(36,894)	(8,998)
Class S	(728,883)	(298,201)
Fund share transactions: Proceeds from shares sold	102,960,655	84,508,509
Reinvestment of distributions	737,694	299,059
Cost of shares redeemed	(67,906,063)	(39,491,211)
Redemption fees	40,136	67,059
Net increase (decrease) in net assets from Fund share transactions	35,832,422	45,383,416
Increase (decrease) in net assets	84,662,486	62,029,605
Net assets at beginning of period	148,204,651	86,175,046
Net assets at end of period (including accumulated distributions in excess of net investment income of $165,336 and $252,508, respectively)	$ 232,867,137	$ 148,204,651

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.61	$ 13.25	$ 8.69	$ 8.28	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	.10	.08	.04	(.04)	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.63	2.29	4.52	.45	(1.95)
Total from investment operations	4.73	2.37	4.56	.41	(1.98)
Less distributions from: Net investment income	(.08)	(.02)	—	—	—
Redemption fees	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 20.26	$ 15.61	$ 13.25	$ 8.69	$ 8.28
Total Return (%)[c]	30.48[d]	18.00[d]	52.47[d]	4.95	(19.22)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	49	16	8.09
Ratio of expenses before expense reductions (%)	2.05	2.06	2.19	2.18	2.20*
Ratio of expenses after expense reductions (%)	1.98	1.99	2.16	2.18	2.20*
Ratio of net investment income (loss) (%)	.59	.56	.38	(.57)	(.86)*
Portfolio turnover rate (%)	126	146	182	115	69

[a] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.20	$ 12.98	$ 8.58	$ 8.25	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.02)	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.49	2.23	4.44	.45	(1.95)
Total from investment operations	4.46	2.21	4.40	.33	(2.01)
Redemption fees	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 19.66	$ 15.20	$ 12.98	$ 8.58	$ 8.25
Total Return (%)[c]	29.34[d]	17.10[d]	51.28[d]	4.00	(19.51)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	2	2.64		.03
Ratio of expenses before expense reductions (%)	3.03	2.91	2.97	2.98	3.00*
Ratio of expenses after expense reductions (%)	2.76	2.75	2.93	2.98	3.00*
Ratio of net investment income (loss) (%)	(.19)	(.20)	(.39)	(1.37)	(1.66)*
Portfolio turnover rate (%)	126	146	182	115	69

[a] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 15.23	$ 13.01	$ 8.60	$ 8.26	$ 10.25
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.02)	(.04)	(.12)	(.06)
Net realized and unrealized gain (loss) on investment transactions	4.50	2.23	4.45	.46	(1.94)
Total from investment operations	4.47	2.21	4.41	.34	(2.00)
Redemption fees	.00***	.01	.00***	.00***	.01
Net asset value, end of period	$ 19.70	$ 15.23	$ 13.01	$ 8.60	$ 8.26
Total Return (%)[c]	29.35[d]	17.06[d]	51.28[d]	4.12	(19.41)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	3	2	1.01
Ratio of expenses before expense reductions (%)	2.89	2.86	2.95	2.96	2.97*
Ratio of expenses after expense reductions (%)	2.75	2.76	2.92	2.96	2.97*
Ratio of net investment income (loss) (%)	(.18)	(.21)	(.38)	(1.35)	(1.63)*
Portfolio turnover rate (%)	126	146	182	115	69

[a] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.73	$ 13.36	$ 8.73	$ 8.30	$ 11.11
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.11	.06	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	4.66	2.31	4.57	.46	(2.81)
Total from investment operations	4.80	2.42	4.63	.43	(2.82)
Less distributions from: Net investment income	(.13)	(.06)	—	—	—
Redemption fees	.00*	.01	.00*	.00*	.01
Net asset value, end of period	$ 20.40	$ 15.73	$ 13.36	$ 8.73	$ 8.30
Total Return (%)	30.71[b]	18.24[b]	53.04[b]	5.18	(25.29)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	4	2.45		.15
Ratio of expenses before expense reductions (%)	1.97	1.91	1.92	1.91	1.91
Ratio of expenses after expense reductions (%)	1.76	1.76	1.90	1.91	1.91
Ratio of net investment income (loss) (%)	.81	.79	.64	(.30)	(.05)
Portfolio turnover rate (%)	126	146	182	115	69
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Class S
Years Ended October 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 15.71	$ 13.34	$ 8.73	$ 8.29	$ 11.11
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.11	.07	(.03)	(.01)
Net realized and unrealized gain (loss) on investment transactions	4.66	2.31	4.54	.47	(2.82)
Total from investment operations	4.80	2.42	4.61	.44	(2.83)
Less distributions from: Net investment income	(.13)	(.06)	—	—	—
Redemption fees	.00*	.01	.00*	.00*	.01
Net asset value, end of period	$ 20.38	$ 15.71	$ 13.34	$ 8.73	$ 8.29
Total Return (%)	30.67[b]	18.34[b]	52.81[b]	5.31	(25.38)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	128	89	65	38	42
Ratio of expenses before expense reductions (%)	1.89	1.93	1.92	1.91	1.91
Ratio of expenses after expense reductions (%)	1.76	1.76	1.90	1.91	1.91
Ratio of net investment income (loss) (%)	.81	.79	.64	(.30)	(.05)
Portfolio turnover rate (%)	126	146	182	115	69
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.
Notes to Financial Statements

A. Significant Accounting Policies

Scudder Emerging Markets Fund (the "Fund"), formerly Scudder Emerging Markets Growth Fund, is a diversified series of Scudder International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. The Fund may also engage in forward currency contracts for non-hedging purposes.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended October 31, 2005, the Fund utilized approximately $17,449,000 of prior year capital loss carryforwards.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 9,635,620
Undistributed long-term capital gains	$ 9,274,370
Net unrealized appreciation (depreciation) on investments	$ 18,386,600

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2005	2004
Distributed from ordinary income*	$ 1,041,719	$ 337,873

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from November 1, 2004 to January 31, 2005, the redemption or exchange of shares held by Class AARP and S shareholders for less than one year were assessed a fee of 2% of the total amount redeemed or exchanged. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that Fund. Other Corporation expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $285,020,624 and $246,909,005, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $500,000,000 of the Fund's average daily net assets and 1.20% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2005, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

Effective October 1, 2003 through February 28, 2006, the Advisor has contractually agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets for Class A, B, C, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, directors and directors' counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation ("SSC"), also an affiliate of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among SISC, SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2005
Class A	$ 89,419	$ 45,925	$ —
Class B	10,201	8,755	—
Class C	9,894	7,068	—
Class AARP	19,169	14,430	1,306
Class S	171,627	139,519	—
	$ 300,310	$ 215,697	$ 1,306

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $179,728, of which $18,717 is unpaid at October 31, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2005
Class B	$ 23,961	$ 2,522
Class C	38,816	4,643
	$ 62,777	$ 7,165

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2005	Annual Effective Rate
Class A	$ 166,902	$ 12,371.22%
Class B	7,936	824.25%
Class C	12,579	1,585.24%
	$ 187,417	$ 14,780

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2005, aggregated $13,168.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2005, the CDSC for Class B and Class C shares aggregated $8,296 and $861, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2005, SDI received $500.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended October 31, 2005, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $18,120, of which $6,000 is unpaid at October 31, 2005.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% of the first $6 billion in net assets, 0.06% for the next $10 billion and 0.05% thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Reductions

In addition, for the year ended October 31, 2005, the Advisor agreed to reimburse the Fund $3,648, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices are more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,270,075	$ 58,883,243	3,172,911	$ 47,353,581
Class B	146,218	2,655,908	226,550	3,262,299
Class C	281,793	5,138,679	156,770	2,308,886
Class AARP	288,583	5,477,648	233,962	3,508,465
Class S	1,667,558	30,805,177	1,880,963	28,075,278
		$ 102,960,655		$ 84,508,509
Shares issued to shareholders in reinvestment of dividends
Class A	4,746	$ 79,980	1,612	$ 22,426
Class AARP	1,890	32,026	621	8,692
Class S	36,979	625,688	19,166	267,941
		$ 737,694		$ 299,059
Shares redeemed
Class A	(2,278,846)	$ (42,096,068)	(1,225,914)	$ (18,148,741)
Class B	(97,472)	(1,749,457)	(214,310)	(3,074,388)
Class C	(109,171)	(1,929,837)	(89,801)	(1,249,528)
Class AARP	(96,335)	(1,760,736)	(95,299)	(1,405,720)
Class S	(1,110,238)	(20,369,965)	(1,077,344)	(15,612,834)
		$ (67,906,063)		$ (39,491,211)
Redemption fees		$ 40,136		$ 67,059
Net increase (decrease)
Class A	995,975	$ 16,874,799	1,948,609	$ 29,227,266
Class B	48,746	906,514	12,240	187,911
Class C	172,622	3,208,848	66,969	1,059,358
Class AARP	194,138	3,755,092	139,284	2,133,614
Class S	594,299	11,087,169	822,785	12,775,267
		$ 35,832,422		$ 45,383,416

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Fund (formerly Scudder Emerging Markets Growth Fund) (the "Fund") at October 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 19, 2005	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates approximately $10,202,000 as capital gain dividends for its year ended October 31, 2005, at which 100% represents 15% rate gains.

The Fund paid foreign taxes of $1,095,776 and earned $1,848,628 of foreign source income during the year ended October 31, 2005. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.10 per share as foreign taxes paid and $0.16 per share as income earned from foreign sources for the year ended October 31, 2005.

For federal income tax purposes, the Fund designates approximately $3,100,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DeIM in September 2005.

In terms of the process the Directors followed prior to approving the contract, shareholders should know that:

At present time, all of your Fund's Directors — including the chair of the board — are independent of DeIM and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters.

The Directors regularly meet privately with their independent counsel (and, as needed, other advisors) to discuss contract review and other matters.

DeIM and its predecessors (Deutsche Bank acquired Scudder in 2002) have managed the Fund since inception, and the Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DeIM is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DeIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures. The Directors note approvingly that DeIM has worked with them to implement new, forward-looking policies and procedures in many important areas, such as those involving brokerage commissions and so-called "soft dollars," even when not obligated to do so by law or regulation.

In determining to approve the continuation of the Fund's current investment management agreement, the Board considered factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DeIM by similar funds and institutional accounts advised by DeIM. With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund (Class S shares) were higher than the median (3rd quartile) of the applicable Lipper universe as of December 31, 2004. The Board gave only limited consideration to fees paid by similar institutional accounts advised by DeIM, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DeIM of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund, relative to the Fund's peer group as determined by Lipper. In this regard, the Board noted that the total expenses of the Fund (Class S shares) for the year ending December 31, 2004 were lower than the median (1st quartile) of the applicable Lipper universe. The Board also considered that the various expense limitations agreed to by DeIM effectively limit the ability of the Fund to experience a material increase in total expenses prior to the Board's next annual review of the Fund's contractual arrangements, and also serve to ensure that the Fund's total operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DeIM, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2005, the Fund's performance (Class S shares) was in the 3rd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2005. The Board recognized that DeIM has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DeIM. The Board considered extensive information regarding DeIM, including DeIM's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DeIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DeIM and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DeIM during 2004 from providing investment management services to the Fund (and, separately, to the entire Scudder fund complex), and reviewed with DeIM the cost allocation methodology used to determine DeIM's profitability. In analyzing DeIM's costs and profits, the Board also reviewed the fees paid to and services provided by DeIM and its affiliates with respect to administrative services, fund accounting, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans). As part of this review, the Board considered information provided by an independent accounting firm engaged to review DeIM's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DeIM and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited, Deutsche Asset Management's overall profitability with respect to the Scudder fund complex (after taking into account distribution and other services provided to the funds by DeIM and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

The practices of DeIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund, including DeIM's soft dollar practices. In this regard, the Board observed that DeIM had voluntarily terminated the practice of allocating brokerage commissions to acquire research services from third-party service providers. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DeIM's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DeIM's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DeIM to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DeIM's chief compliance officer, who reports to the Board; (ii) the large number of compliance personnel who report to DeIM's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to restructuring and growing its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for investing in the growth of its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement, and concluded that the continuation of such agreement was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the fund may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Member, Executive Committee of the Independent Directors Council of the Investment Company Institute, Southwest Florida Community Foundation (charitable organization)	41
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	41
Keith R. Fox (1954) Director, 1996-present	Managing General Partner, Exeter Capital Partners (private equity funds). Directorships: Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising)	41
Kenneth C. Froewiss (1945) Director 2005-present	Clinical Professor of Finance, NYU Stern School of Business; Director, Scudder Global High Income Fund, Inc. (since 2001), Scudder Global Commodities Stock Fund, Inc. (since 2004), Scudder New Asia Fund, Inc. (since 1999), The Brazil Fund, Inc. (since 2000) and The Korea Fund, Inc. (since 2000); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	46
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	41
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	41
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Vincent J. Esposito[4] (1956) President, 2005-present

Managing Director[3], Deutsche Asset Management (since 2003); President and Chief Executive Officer of The Central Europe and Russia Fund, Inc., The European Equity Fund, Inc., The New Germany Fund, Inc. (since 2003) (registered investment companies); Vice Chairman and Director of The Brazil Fund, Inc. (2004-present); formerly, Managing Director, Putnam Investments (1991-2002)

John Millette (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President[3], Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Daniel O. Hirsch[5] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

Elisa D. Metzger (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Scott M. McHugh (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
John Robbins[4] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[3], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

1 Length of time served represents the date that each Director was first elected to the common board of directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Executive title, not a board directorship

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	SEKAX	SEKBX	SEKCX
CUSIP Number	811165-760	811165-752	811165-745
Fund Number	479	679	779

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SEMMX	SEMGX
Fund Number	179	079
Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2005, Scudder International Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Keith R. Fox, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Fox's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                          SCUDDER EMERGING MARKETS FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"), the Fund's independent registered public accounting firm, billed to the
Fund during the Fund's last two fiscal years.  For engagements  with PWC entered into on or after May 6, 2003, the Audit Committee  approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

  Services that the Fund's Independent Registered Public Accounting Firm Billed
                                  to the Fund

--------------------------------------------------------------------------------
  Fiscal            Audit           Audit-                              All
   Year             Fees           Related           Tax Fees        Other Fees
  Ended            Billed         Fees Billed        Billed           Billed
October 31        to Fund          to Fund           to Fund          to Fund
--------------------------------------------------------------------------------
2005              $60,600            $225              $0                $0
--------------------------------------------------------------------------------
2004              $104,600           $185            $8,800              $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

  Services that the Fund's Independent Registered Public Accounting Firm Billed
              to the Adviser and Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                                             Tax Fees
                     Audit-Related           Billed to             All Other
                      Fees Billed           Adviser and           Fees Billed
   Fiscal             to Adviser            Affiliated            to Adviser
    Year            and Affiliated             Fund             and Affiliated
    Ended            Fund Service             Service            Fund Service
 October 31           Providers              Providers             Providers
--------------------------------------------------------------------------------
2005                $309,400              $197,605                 $0
--------------------------------------------------------------------------------
2004                $453,907                 $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures and the above "Tax Fees" were billed in connection with  consultation services and agreed-upon procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                  Total
                                Non-Audit
                              Fees billed to
                               Adviser and
                              Affiliated Fund          Total
                                Service              Non-Audit
                                Providers           Fees billed
                              (engagements           to Adviser
                                  related              and
                 Total        directly to the       Affiliated
               Non-Audit        operations         Fund Service
                 Fees         and financial         Providers
   Fiscal      Billed to        reporting           (all other      Total of
    Year         Fund          of the Fund)        engagements)     (A), (B)
    Ended
 October 31       (A)             (B)                  (C)           and (C)
--------------------------------------------------------------------------------
2005            $0              $197,605            $104,635          $302,240
--------------------------------------------------------------------------------
2004          $8,800               $0              $1,153,767       $1,162,567
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    -----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Emerging Markets Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Vincent J. Esposito
                                    -----------------------------
                                    Vincent J. Esposito
                                    President

Date:                               January 3, 2006

By:                                 /s/Paul Schubert
                                    -----------------------------
                                    Paul Schubert
                                    Chief Financial Officer and Treasurer

Date:                               January 3, 2006